OPPENHEIMER MONEY FUND/VA

Supplement dated June 6, 2013 to the

Prospectus and Statement of Additional Information dated April 30, 2013

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of the above referenced fund.

Effective July 22, 2013, the Prospectus is revised as follows:

1.	The section titled “Portfolio Managers” on page 5 is deleted in its entirety and is replaced with the following:

Portfolio Managers. Christopher Proctor, CFA, has been a portfolio manager and Vice President of the Fund since May 2010, and Adam Wilde has been a portfolio manager of the Fund since July 2013.

2.	The section titled “Portfolio Managers” on page 8 is deleted in its entirety and is replaced with the following:

Portfolio Managers. The Fund’s portfolio is managed by Christopher Proctor, CFA, and Adam Wilde who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Proctor has been a portfolio manager and Vice President of the Fund since May 2010. Mr. Wilde has been a portfolio manager of the Fund since July 2013.

Mr. Proctor has been a Vice President of the Sub-Adviser since August 2008 and Senior Portfolio Manager of the Sub-Adviser since January 2010. Prior to joining the Sub-Adviser, he was Vice President at Calamos Asset Management January 2007 – March 2008 and Scudder-Kemper Investments from 1999 to 2002. He was Managing Director and Co-Founder of Elmhurst Capital Management from 2004 to 2007 and Senior Manager of Research for Etrade Global Asset Management from 2002 to 2004.

Mr. Wilde has been a Vice President of the Sub-Adviser since May 2011 and a Portfolio Manager of the Sub-Adviser since July 2013.  He served as the head of credit research for the cash strategies team of the Sub-Adviser from 2011 to 2013, and as an Assistant Vice President and senior research analyst of the Sub-Adviser from 2008 to 2011.   Mr. Wilde served as an intermediate research analyst of the Sub-Adviser from 2007 to 2008 and served in other analyst roles of the Sub-Adviser since 2002.  Mr. Wilde joined the Sub-Adviser in 2001.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

Effective July 22, 2013, the SAI is revised as follows:

1.	Carol Wolf is no longer Vice President and Portfolio Manager of the Fund. All references to Ms. Wolf are hereby removed.

2.	The row titled “Money Fund/VA” in the section titled “Portfolio Managers” on page 62 is deleted in its entirety and replaced with the following:

Fund	Portfolio Manager(s)
Money Fund/VA	Christopher Proctor, Adam Wilde

3.	The first paragraph of the section titled “Other Accounts Managed” on page 62 is revised to remove Ms. Wolf and add Mr. Wilde.

4.	The row titled “Money Fund/VA” in the chart titled “Other Accounts Managed” on page 62 is deleted in its entirety and replaced with the following information, as of May 30, 2013.

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
Money Fund/VA
Christopher Proctor	4	$10.24	0	$0	1	$277.44
Adam Wilde[4]	0	$0	0	$0	0	$0

1. In billions.

2. In. millions.

3. Does not include personal accounts of the portfolio managers and their families, which are subject to the Code of Ethics.

4. As of May 30, 2013, Mr. Wilde did not manage any Funds on behalf of the Sub-Adviser.

5.	As of May 30, 2013, Mr. Proctor and Mr. Wilde did not beneficially own shares of Money Fund/VA, which is sold only through insurance companies to their contract owners.

June 6, 2013	PS0660.008